Exhibit 3.84

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky CI$50.00 25-Sep-2017

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 327434 On 25-Sep-2017 Assistant Registrar Auth Code: B47703704972 www.verify.gov.ky